EXHIBIT 10.7


                                    GUARANTY




         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned corporations (the "Guarantor") guarantees unconditionally, the full and prompt performance of all obligations of each of the other undersigned corporations who may, from time to time, be a Seller under the Master Purchase and Sale Agreement (the "Master Purchase and Sale Agreement"), including, but not limited to, the obligations of the Servicing Agreement (the "Servicing Agreement"), both dated of even date herewith. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Master Purchase and Sale Agreement.

         Guarantor acknowledges and represents to Purchaser that it is receiving direct and indirect financial and other benefits as a result of this Guaranty and the obligations secured hereunder; represents to Purchaser that after giving effect to this Guaranty and the contingent obligations evidenced hereby it is, and will be, solvent; acknowledges that this Guaranty is operative and binding as to it; and acknowledges that neither Purchaser nor any officer, employee, agent, attorney or other representative of Purchaser has made any representation, warranty or statement to Guarantor to induce it to execute this Guaranty.

         Guarantor agrees to pay on demand all costs and expenses of every kind incurred by Purchaser: (a) in enforcing this Guaranty; (b) in collecting on any obligations of any Seller or any Guarantor; (c) in realizing upon or protecting any collateral for this Guaranty; and (d) for any other purpose related to this Guaranty.

         This Guaranty shall inure to the benefit of and be binding upon Purchasers and Guarantors, and their respective successors and assigns; provided, however, that this Guaranty may not be assigned by any Guarantor without the prior written consent of Purchaser.


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         This  Guaranty  shall be construed in  accordance  with the laws of the
State of Texas and the obligations, rights and remedies pursuant to this Guaranty shall be determined in accordance with such laws without giving effect to the conflict of laws principles thereof. This Guaranty is performable in Dallas County, Texas, which is proper venue for all legal proceedings. Guarantor expressly consents to the personal jurisdiction of the courts of the State of Texas.

         Executed and delivered as of the 12th day of January, 1999.


                                     ACE Motor Company


                                     By:      /s/ Charles Norman
                                              -------------------------
                                              Charles Norman, President



                                     AutoCorp Financial Services, Inc.


                                     By:      /s/ Charles Norman
                                              -------------------------
                                              Charles Norman, President



                                     AutoCorp Equities, Inc.


                                     By:      /s/ Charles Norman
                                              -------------------------
                                              Charles Norman, President










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